SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Information Statement

[   ]        Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]        Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on those purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 3-5, 2019, the Board of Trustees (the “Board”) of the Trust voted to replace Franklin Mutual Advisers, LLC (“Franklin”) with J.P. Morgan Investment Management Inc. (“JPMorgan”) as the sub-adviser for the JNL/Franklin Templeton Mutual Shares Fund (the “Fund”), a series of the Trust, effective April 27, 2020. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Mutual Shares Fund	JNL/JPMorgan Growth & Income Fund

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect this change in sub-adviser as discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Franklin Templeton Mutual Shares Fund

March 23, 2020

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 127 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.

On December 3-5, 2019, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Franklin Templeton Mutual Shares Fund (the “Fund”) voted to replace Franklin Mutual Advisers, LLC (“Franklin”) with J.P. Morgan Investment Management Inc. (“JPMorgan”) as the Sub-Adviser for the Fund and to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and JPMorgan (the “JPMorgan Sub-Advisory Agreement”), appointing JPMorgan as the new Sub-Adviser to the Fund. JPMorgan currently serves as a Sub-Adviser to other funds in the Trust pursuant to the JPMorgan Sub-Advisory Agreement.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendment to the JPMorgan Sub-Advisory Agreement and about JPMorgan’s appointment as the new Sub-Adviser to the Fund, effective April 27, 2020. The Fund’s name will be changed to the JNL/JPMorgan Growth & Income Fund, effective April 27, 2020.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Franklin is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Effective April 27, 2020, Franklin will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of March 4, 2020. It will be mailed on or about March 23, 2020.

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II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of Franklin with JPMorgan as Sub-Adviser, effective April 27, 2020, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Mutual Shares Fund	JNL/JPMorgan Growth & Income Fund

The Fund’s investment objective and principal investment strategies will also change as a result of the appointment of JPMorgan as Sub-Adviser to the Fund. Effective April 27, 2020, the investment objective and principal investment strategies for the Fund will be as follows:

Investment Objective. The investment objective of the Fund is capital growth over the long-term and to earn income from dividends.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in common stocks. J.P. Morgan Investment Management, Inc. (“Sub-Adviser”) applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the MSCI USA Value Index (“Index”), which includes both large cap and mid cap companies. As of the reconstitution of the Index on December 31, 2019, the market capitalizations of the companies in the index ranged from $518.3 million to $553,803 billion.

The Fund may sell a security for several reasons, including a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.

While common stocks are the Fund’s primary investment, the Fund may also invest in real estate investment trusts (“REITs”) and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with J.P. Morgan Investment Management Inc.

Franklin is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin, effective December 1, 2012, as amended, which was most recently approved by the Board at a meeting held on September 4-6, 2019. On December 3-5, 2019, the Board, including the Independent Trustees, voted to replace Franklin with JPMorgan as Sub-Adviser for the Fund and approved the Amendment to the JPMorgan Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the Amendment to the JPMorgan Sub-Advisory Agreement because JPMorgan is not affiliated with JNAM.

The following description of the JPMorgan Sub-Advisory Agreement is qualified by the JPMorgan Sub-Advisory Agreement, as amended, and the Amendment, attached as Exhibit A.

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The JPMorgan Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The JPMorgan Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, the Adviser, or JPMorgan. The JPMorgan Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The JPMorgan Sub-Advisory Agreement generally provides that JPMorgan, its officers, directors, employees, agents, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds, or JNAM in connection with the performance of JPMorgan’s duties under the JPMorgan Sub-Advisory Agreement or its failure to perform due to events beyond the reasonable control of JPMorgan or its agents, except for a loss resulting from JPMorgan’s willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JPMorgan Sub-Advisory Agreement. There are no material changes to the JPMorgan Sub-Advisory Agreement resulting from this Sub-Adviser appointment.

The management fees will not increase as a result of the change in Sub-Adviser. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Franklin Templeton Mutual Shares Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.620%
$500 million to $1 billion	0.570%
$1 billion to $3 billion	0.560%
$3 billion to $5 billion	0.550%
Over $5 billion	0.540%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/JPMorgan Growth & Income Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.500%
$1 billion to $3 billion	0.450%
$3 billion to $5 billion	0.440%
Over $5 billion	0.430%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2019. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Franklin Templeton Mutual Shares Fund	$4,847,512

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to the JPMorgan Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Franklin. Franklin is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

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JNL/Franklin Templeton Mutual Shares Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $1 billion	0.45%
Amounts over $1 billion	0.40%

Under the Amendment to the JPMorgan Sub-Advisory Agreement, JPMorgan will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/JPMorgan Growth & Income Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $200 million	0.295%
$200 million to $300 million	0.220%
Amounts over $300 million	0.175%

For the year ended December 31, 2019, JNAM paid Franklin $3,341,697 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to Franklin assuming the Amendment to the JPMorgan Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of J.P. Morgan Investment Management Inc.

JPMorgan has its principal offices at 383 Madison Avenue, New York, New York 10179. JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2019, JPMorgan and its affiliates had approximately $1.975 trillion in assets under management.

Executive/Principal Officers and Directors of JPMorgan located at 383 Madison Avenue, New York, New York 10179:

Names	Title
George Crosby White Gatch	Director, Chairman, Managing Director
Lawrence Mark Unrein	Director, Chief Investment Officer and Global Head of Private Equity, Managing Director
Scott Edward Richter	Secretary, Managing Director
Paul Anthony Quinsee	Director, Global Head of Equities, Managing Director
Andrew Richard Powell	Director, Managing Director, Senior Business Manager
John Thomas Donohue	Director, President, Chief Executive Officer, Managing Director
Joy Catherine Dowd	Director, Head of Client Services, Managing Director
Robert Charles Michele	Director, Chief Investment Officer and Head of Global Fixed Income, Currency & Commodities, Managing Director
Michael John O’Brien	Director, Co-Head of Asset Management Solutions, Managing Director
Mark Alan Egert	Chief Compliance Officer, Managing Director
Michael Alan Camacho	Director, Global Head of Beta Strategies, Managing Director
Anton Cyriel Pil	Director, Global Head of Real Assets, Managing Director
Megan Ann McClellan	Director, Treasurer, Chief Financial Officer, Managing Director

JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly traded company. No person(s) beneficially own 10% or more of the outstanding voting securities of JPMorgan Chase & Co.

As the Sub-Adviser to the Fund, JPMorgan will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus.

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The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of March 4, 2020, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of JPMorgan, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in JPMorgan or any other entity controlling, controlled by or under common control with JPMorgan. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JPMorgan, any parent or subsidiary of JPMorgan, or any subsidiary of the parent of such entities was or is to be a party.

JNL/JPMorgan Growth & Income Fund

The portfolio managers responsible for management of the Fund are Clare A. Hart, Andrew Brandon, and David Silberman.

Clare A. Hart

Ms. Hart is a Managing Director at JPMorgan. She is also a portfolio manager in JPMorgan’s U.S. Equity Group. An employee since 1999, Ms. Hart is the lead portfolio manager of the JPMorgan Equity Income Fund and the JPMorgan Growth & Income Fund. Prior to joining the team, Ms. Hart was with Salomon Smith Barney’s equity research division as a research associate covering Real Estate Investment Trusts. Ms. Hart began her career at Arthur Andersen, working as a public accountant. Ms. Hart holds a B.A. in political science from the University of Chicago, an M.S.A. from DePaul University and a C.P.A. granted by the State of Illinois.

Andrew Brandon

Mr. Brandon is a Managing Director at JPMorgan. He is also a portfolio manager in JPMorgan’s U.S. Equity Group. An employee since 2000, Mr. Brandon joined the investment team in 2012 as an investment analyst on the JPMorgan Equity Income and Growth and Income Funds. Prior to joining the team, Mr. Brandon was a member of JPMorgan’s US equity research team covering the financial industry. Mr. Brandon has also worked in the JPMorgan Private Bank supporting portfolio managers of both the U.S. large cap core equity product, and the U.S. large cap value product. Mr. Brandon obtained a B.A. in economics from the University of Virginia, and an M.B.A. from the University of Florida. He is a CFA charterholder.

David Silberman

Mr. Silberman is a Managing Director at JPMorgan. He is also a portfolio manager on the JPMorgan Equity Income and the JPMorgan Growth & Income Funds within the U.S. Equity Group. An employee since 1989, Mr. Silberman assumed his current role in 2019. Prior to his current role, Mr. Silberman was the Head of the Equity Investment Director and Corporate Governance teams globally and the lead U.S. Equity Investment Director since 2008. Previously, Mr. Silberman was a portfolio manager in JPMorgan’s U.S. Equity Group where he managed equity portfolios for private clients, endowments and foundations. He has also worked in JPMorgan’s Emerging Markets Derivatives Group and attended the J.P. Morgan training program. Mr. Silberman holds a B.A. in economics and political science from the State University of New York at Binghamton and an M.B.A. from the Stern School of Business at New York University.

V.	Other Investment Companies Advised by J.P. Morgan Investment Management Inc.

The following table sets forth the size and rate of compensation for other funds advised by JPMorgan having similar investment objectives and policies as those of the Fund.

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Similar Mandate	Assets Under Management as of December 31, 2019 (in millions)	Rate of Compensation
JPMorgan Growth and Income Fund	$777	0.69%

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on December 3-5, 2019, the Board, including all of the Independent Trustees, considered information relating to the appointment of JPMorgan as the Fund’s Sub-Adviser and the Amendment to the JPMorgan Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the JPMorgan Sub-Advisory Agreement Amendment. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendment to the JPMorgan Sub-Advisory Agreement. With respect to its approval of the Amendment to the JPMorgan Sub-Advisory Agreement, the Board noted that the JPMorgan Sub-Advisory Agreement was with a sub-adviser that already provides services to existing funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the JPMorgan Sub-Advisory Agreement.

In reviewing the JPMorgan Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant and the information provided by JPMorgan, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) estimated profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to JPMorgan through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the JPMorgan Sub-Advisory Agreement.

Before approving the Amendment to the JPMorgan Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JPMorgan and to consider the terms of the Amendment to the JPMorgan Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendment to the JPMorgan Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by JPMorgan. The Board noted JNAM’s evaluation of JPMorgan, as well as JNAM’s recommendation, based on its review of JPMorgan, to approve of the Amendment to the JPMorgan Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of JPMorgan’s portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to JPMorgan’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to JPMorgan. The Board considered compliance reports about JPMorgan from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by JPMorgan under the JPMorgan Sub-Advisory Agreement.

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Investment Performance of the Fund

The Board reviewed the performance of JPMorgan’s investment mandate with a similar investment strategy compared to that of the Fund, the Fund’s proposed new benchmark, and the Fund’s peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the JPMorgan Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to JPMorgan. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by JPMorgan to similar clients, if any. The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Fund’s fees but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Fund’s peer groups may change from time to time.

The Board considered that the proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change. In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee and the peer group average. The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than both the current total expense ratio and the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and JPMorgan, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contain breakpoints that decrease the fee rate as assets increase. The Board also considered that the Fund’s sub-advisory fee rate has been separately negotiated between JNAM and JPMorgan at arm’s length, and that these sub-advisory fees are paid by JNAM. The Board concluded that the fees in some measure allow for adequate participation in economies of scale with shareholders.

Other Benefits to JPMorgan

In evaluating the benefits that may accrue to JPMorgan through its relationship with the Fund, the Board noted that JPMorgan may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that JPMorgan is not required to participate in the meetings, and that recommendations to hire or fire JPMorgan are not influenced by JPMorgan’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to JPMorgan through its relationship with the Fund, the Board noted that JPMorgan may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of JPMorgan as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the JPMorgan Sub-Advisory Agreement.

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VII.       Additional Information

Ownership of the Fund

[As of March 4, 2020, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Franklin Templeton Mutual Shares Fund (Class A)	[to be provided]
JNL/Franklin Templeton Mutual Shares Fund (Class I)	[to be provided]

As of March 4, 2020, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 4, 2020, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

JNL/Franklin Templeton Mutual Shares Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
[to be provided]	[to be provided]	[to be provided]

JNL/Franklin Templeton Mutual Shares Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
[to be provided]	[to be provided]	[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of March 4, 2020, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2019, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2019, the Fund paid $1,832,587 in administration fees and $806,802 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Amendment to the JPMorgan Sub-Advisory Agreement was approved.

VIII.       Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2019, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

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JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

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Exhibit A

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc. and Amendments Thereto

Amended and Restated

Investment Sub-Advisory Agreement

This Agreement is effective as of the 2nd day of May, 2005, and Amended and Restated as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other

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period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way that have been furnished to the Sub-Adviser for its approval are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

The Sub-Adviser agrees to permit the Adviser and the Trust to use its name in the names of the Funds and when referring to the Sub-Adviser. Upon termination of the Agreement with respect to any one Fund the Adviser will cause such Fund to cease to use the Sub-Adviser’s name in the name of the Fund. Upon the termination of the Agreement with respect to all Funds, the Sub-Adviser shall cease and shall cause the Funds to cease all use of the name and marks of the Sub-Adviser and its affiliates.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, on a discretionary basis, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification. If the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and assisted by the Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Sub-Adviser will assist the Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser in advance and in writing, guidelines, (the “Guidelines”), setting forth the limitations imposed on the Fund as a result of relevant requirements under state law pertaining to insurance products. The Sub-Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Adviser agrees that the Sub-Adviser may rely on the Guidelines without independent verification of their accuracy. Adviser may amend the Guidelines upon written notice to Sub-Advisor; provided such amendment becomes effective only upon Sub-Advisor’s written acknowledgment of its receipt of such amendment, and Sub-Advisor shall be provided a reasonable time to comply with such amendment.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

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c)	will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)	except as provided in Sections 15 and 20 of this Agreement, will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Notwithstanding the provisions of said clause, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement;

i)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder and in line with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. With respect to the JNL/JPMorgan International Equity Fund, Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in the Fund on or prior to the date of this Agreement; and

j)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require either party to (i) register as a Commodity Pool Operator or Commodity Trading Advisor, (ii) make specific disclosure applicable to it (iii) file reports and other documents, each shall comply with such requirements that are applicable to it;

b)	Sub-Adviser shall comply with all requirements of the CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

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4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund’s custodian. The Trust and Adviser shall direct the Fund’s custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund’s custodian or the Adviser will provide Sub-Adviser with details of Fund cash flows on a daily basis. The Trust and Adviser shall provide Sub-Adviser with reasonable advance notice of any subsequent changes in the Fund’s custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates and the Adviser acknowledges that the Sub-Adviser will effect securities and other transactions through brokers of its choosing. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

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10.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Fund. The Trust and Advisor understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Adviser and in making investment decisions for the Fund.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party. Neither the Adviser nor the Sub-Adviser shall be liable for any special, consequential or incidental damages.

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for one year from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser (the date of termination may be less than or more than sixty days after written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Advisor). This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7; and

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

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14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Funds until such list of securities is filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end, except that the Funds’ top 10 holdings may be disclosed 16 days after month end. In addition, at the of each quarter, the Adviser may disclose, earlier than 30 days after quarter end, a list of the securities purchased or sold by the Fund during the quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Adviser.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17	Notice. All notices and other written communications specified herein shall be deemed duly given if delivered personally, if mailed (by registered or certified mail, and postage prepaid), if sent by overnight courier service for next business day delivery, by facsimile transmission, or by electronic transmittal with return receipt, to the appropriate address for each party as set forth below. Such communications shall be effective immediately (if delivered in person or by confirmed facsimile), upon the date acknowledged to have been received in return receipt, or upon the next business day (if sent by overnight courier service).

a)	To Adviser:

Jackson National Asset Management, LLC

225 W. Wacker Drive

Suite 1200

Chicago, IL 60606

Attn: Mark Nerud

b)	To Sub-Adviser:

J.P. Morgan Investment Management

522 Fifth Avenue

New York, N.Y. 10036

Attn:  David McCrea

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

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19.	Adviser Representations. The Adviser represents and warrants to Sub-Adviser that: (i) the Adviser have full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and the Adviser agrees to provide Sub-Adviser with evidence of such authority as may be reasonably requested by Sub-Adviser).

20.	Delegation to Third Parties. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

21.	Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction.. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

22.	Force Majeure.

a)	Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

b)	If at any time due to major fluctuations in market prices, abnormal market conditions or any other reason outside the control of Sub-Advisor, there shall be a deviation from the specific instructions set out in the Fund’s registration statement or Guidelines: (i) Sub-Advisor shall not be in breach of the Fund’s registration statement or Guidelines provided it takes such steps as may be necessary to ensure compliance within 14 days after such deviation occurs; and (ii) if, in the judgment of Sub-Advisor, the actions described in (i) above are not in the best interests of Fund, Sub-Advisor may, prior to the expiration of the 14 day period referred to in (i) above, make a written recommendation to Advisor on the most appropriate way to deal with the deviation which shall toll the deadline in (i) above. Unless Advisor directs Sub-Advisor to the contrary within 14 days of the receipt by Advisor of the recommendation, Sub-Advisor shall be entitled to implement its recommendation and shall not be in breach of the Fund’s registration statement or t Guidelines. Sub-Advisor does not provide any express or implied warranty as to the performance or profitability of the Fund or any part thereof or that any specific investment objectives will be successfully met.

23.	Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Sub-Advisor has adopted a Customer Identification Program, ("CIP") pursuant to which Sub-Advisor is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Advisor's compliance with its CIP, Advisor and Trust hereby represents and warrants that (i) Fund's taxpayer identification number or other government issued identification number is 38-3387117 for the JNL/JPMorgan International Value Fund and 38-3230004,for the JNL/JPMorgan International Equity Fund (ii) all documents provided to Sub-Advisor are true and accurate as of the date hereof, and (iii) Advisor agrees to provide to Sub-Advisor such other information and documents that Sub-Advisor requests in order to comply with Sub-Advisor's CIP.

24.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

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25.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 11th day of January, 2013, effective as of December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

J.P. Morgan Investment Management Inc.

By:	/s/ Ana Brands
Name:	Ana Brands
Title:	Vice President

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Schedule A

Dated December 1, 2012

Funds
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

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Schedule B

Dated December 1, 2012

(Compensation)

JNL/JPMorgan International Value Fund
Average Daily Net Assets	Annual Rate
$0 to $350 Million	0.40%
Amounts over $350 Million	0.35%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.40%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
Amounts over $500 Million	0.12%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to a Fund’s investments in securities of foreign issuers and will comply with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies directly applicable to a Fund’s investments in securities of foreign issuers.

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including requests for information and documents on the Sub-Adviser’s compliance program;

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.       Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

A-11

15.       Confidential Treatment. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations, (“Confidential Information”) and that it shall not disclose the Confidential Information to third parties, except as may be necessary to comply with applicable laws, rules and regulations, regulatory requirements, subpoenas, court orders, and as required in the administration and management of the Funds and the provision of services under the Agreement. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as Confidential Information and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Funds until such list of securities is filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end, except that the Funds’ top 10 holdings may be disclosed 16 days after month end. In addition, at the of each quarter, the Adviser may disclose, earlier than 30 days after quarter end, a list of the securities purchased or sold by the Fund during the quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Adviser.

The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, or (v) has been rightfully and lawfully obtained by recipient from any third party.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24th day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-12

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/JPMorgan MidCap Growth Fund and the JNL/JPMorgan U.S. Government & Quality Bond Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 3, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24th day of June 2013, effective June 3, 2013.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-13

Schedule B

Dated June 3, 2013

(Compensation)

JNL/JPMorgan International Value Fund
Average Daily Net Assets	Annual Rate
$0 to $350 Million	0.40%
Amounts over $350 Million	0.35%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.38%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

A-14

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 11th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-15

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the Sub-Adviser has been replaced as sub-adviser for the JNL/JPMorgan International Value Fund of the Trust.

Whereas, pursuant to this sub-adviser replacement, the Adviser and the Sub-Adviser have agreed to amend Schedule A and Schedule B of the Agreement to remove the JNL/JPMorgan International Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2015, attached hereto.

2.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2015, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of September 2015, effective September 28, 2015.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-16

Schedule A

Dated September 28, 2015

Funds
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

A-17

Schedule B

Dated September 28, 2015

(Compensation)

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.38%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

A-18

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph m) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

m)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands 9/6/16
Title:	President and CEO	Title:	Vice President

A-19

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to amend the sub-advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for the JNL/JPMorgan MidCap Growth Fund., effective September 19, 2016.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 19, 2016, attached hereto.

3.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective as of September 19, 2016.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-20

Schedule B

September 19, 2016

(Compensation)

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.40%
Amounts over $1 billion	0.35%*

* When net assets drop below $2 billion, the annual rate will be 0.38% for net assets over $1 billion.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 million	0.17%**
$200 million to $500 million	0.15%
$500 million to $1 billion	0.12%
Amounts over $1 billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

A-21

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment to the Investment Sub-Advisory Agreement, dated as of June 5, 2017 and effective as of the first business day of the month in which the U.S. Department of Labor’s “Fiduciary Rule” becomes applicable is by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

W I T N E S E T H:

Whereas, the Adviser and JNL Series Trust, a Massachusetts business trust (“Trust”), have entered into an Investment Advisory Agreement dated January 31, 2001, Amended and Restated as of February 28, 2012, further Amended and Restated as of December 1, 2012, further Amended and Restated as of November 30, 2012, effective as of April 29, 2013, and further Amended and Restated as of June 24, 2013, effective as of July 1, 2013, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a sub-adviser, pursuant to a written sub-advisory agreement.

Whereas, the Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated May 2, 2005, and Amended and Restated effective as of December 1, 2012, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain investment portfolios of the Trust, as listed on Schedule A of the Sub-Advisory Agreement (each a “Fund”).

Whereas, the Board of Trustees of the Trust has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.

Now, Therefore, it is hereby agreed between the parties hereto as follows:

1.	The following provision is added to the Sub-Advisory Agreement as a second paragraph to Section 8., entitled “Compensation”:

The Sub-Adviser agrees to waive a portion of the sub-advisory fee payable to it with respect to the Fund(s) in an amount equal to the amount of the sub-advisory fee attributable to the value of the shares of the Fund(s) that are beneficially owned by retirement plans and IRAs (“Plans”) as part of variable insurance contracts that were sold to the Plans by an affiliate of the Sub-Adviser (“Plan Owned Fund Shares”). The waiver will be calculated by Adviser and Sub-adviser will review for reasonableness, based on the average net asset value of the Plan Owned Fund Shares during the previous calendar month as calculated by Adviser. The Adviser will send a statement of its calculation of the waiver to the Sub-Adviser at the time of its payment of the sub-advisory fee to the Sub-Adviser.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to each term, as outlined in the Sub-Advisory Agreement.

[Remainder of page intentionally left blank]

A-22

In Witness Whereof, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-23

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the JNL/JPMorgan Hedged Equity Fund as a new fund of the Trust, effective August 13, 2018.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/JPMorgan Hedged Equity Fund and its fees, effective August 13, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective August 13, 2018.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-24

Schedule A

Dated August 13, 2018

Funds
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

A-25

Schedule B

Dated August 13, 2018

(Compensation)

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.30%
Amounts over $100 Million	0.25%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.35%*

* When net assets drop below $2 billion, the annual rate will be 0.38% for net assets over $1 billion.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

A-26

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment to the Investment Sub-Advisory Agreement, effective as of August 31, 2018, is by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

W I T N E S S E T H:

Whereas, the Adviser and JNL Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory Agreement dated January 31, 2001, Amended and Restated as of February 28, 2012, further Amended and Restated as of December 1, 2012, further Amended and Restated as of November 30, 2012, effective as of April 29, 2013, and further Amended and Restated as of June 24, 2013, effective as of July 1, 2013, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser, pursuant to a written sub-advisory agreement.

Whereas, the Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated May 2, 2005, and Amended and Restated effective as of December 1, 2012, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain investment portfolios of the Trust, as listed on Schedule A of the Sub-Advisory Agreement (each a “Fund,” and collectively, the “Funds”).

Whereas, the Adviser and the Sub-Adviser amended the Sub-Advisory Agreement on June 5, 2017 (the “Prior Amendment”), in anticipation of the Department of Labor’s “Fiduciary Rule” becoming applicable.

Whereas, the Department of Labor’s Fiduciary Rule has since been vacated and the Adviser and Sub-Adviser wish to terminate the Prior Amendment.

Whereas, the Board of Trustees of the Trust has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.

Now, Therefore, it is hereby agreed between the parties hereto as follows:

1.	The below provision added by the Prior Amendment to Section 8 of the Sub-Advisory Agreement is hereby deleted in its entirety:

The Sub-Adviser agrees to waive a portion of the sub-advisory fee payable to it with respect to the Fund(s) in an amount equal to the amount of the sub-advisory fee attributable to the value of the shares of the Fund(s) that are beneficially owned by retirement plans and IRAs (“Plans”) as part of variable insurance contracts that were sold to the Plans by an affiliate of the Sub-Adviser (“Plan Owned Fund Shares”). The waiver will be calculated by Adviser and Sub-adviser will review for reasonableness, based on the average net asset value of the Plan Owned Fund Shares during the previous calendar month as calculated by Adviser. The Adviser will send a statement of its calculation of the waiver to the Sub-Adviser at the time of its payment of the sub-advisory fee to the Sub-Adviser.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings as assigned in the Sub-Advisory Agreement.

A-27

In Witness Whereof, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-28

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the Sub-Adviser, to replace AllianceBernstein L.P., to provide sub-investment advisory services to an existing fund of the Trust, the JNL/AB Dynamic Asset Allocation Fund of the Trust, which will be renamed the JNL/JPMorgan Global Allocation Fund, effective June 24, 2019.

Whereas, the Parties have agreed to amend the Agreement, effective June 24, 2019, to: i) add the JNL/JPMorgan Global Allocation Fund and its sub-advisory fee; ii) add provisions required to satisfy the Sub-Adviser’s obligations under the European Union’s Markets in Financial Instruments Directive II (“MFID II”) as a portion of the JNL/JPMorgan Global Allocation Fund will be managed by portfolio management teams in the Sub-Adviser’s United Kingdom branch office; iii) update the Sub-Adviser’s address in Section 17; and iv) add a new paragraph following Section 25 of the Agreement.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section 3 of the Agreement, “Management” is hereby amended to add new sub-sections d), e) and f) after the heading entitled “The Adviser and The Sub-Adviser each further agree that,” as set forth on Exhibit A, attached hereto, effective June 24, 2019.

2)	Section 5 of the Agreement, “Brokerage” is hereby deleted and replaced in its entirety with the revised Section 5 as set forth on Exhibit A attached hereto, effective June 24, 2019.

3)	Section 17 of the Agreement, “Notice” is hereby amended to update the address of the Sub-Adviser as follows:

a)	To Sub-Adviser:

J.P. Morgan Investment Management Inc.

277 Park Avenue, Floor 8

New York, N.Y. 10172

Attn:  Ana Brands

4)        The following is hereby added as a new paragraph following Section 25 of the Agreement:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

5)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated June 24, 2019, attached hereto.

A-29

6)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 24, 2019, attached hereto.

7)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

8)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

9)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective June 24, 2019.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands Vice President
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-30

Exhibit A

Section 3 additions:

d)    Under the European Union’s “Markets in Financial Instruments Directive II” (“MFID II”), the Sub-Adviser is required to provide the following reports with respect to a Fund’s UK Managed Assets (as defined in Section 5 of this Agreement):

At least quarterly, a valuation report, a transaction report and a performance report each with respect to all the investments and cash comprising the Fund’s UK Managed Assets;

A notice to a Fund with UK Managed Assets and the Adviser if and when the overall value of the UK Managed Assets, as evaluated at the beginning of each reporting period, depreciates by 10%, and thereafter at multiples of 10%, by the end of the business day during which the threshold was been exceeded or, if the threshold is exceeded on a non-business day, by the end of the next business day. The Sub-Adviser will not be required to provide this notice if such depreciations are due to redemptions or other withdrawals from the Fund with UK Managed Assets; and

(iii)	For each calendar year, information about all aggregated costs and charges incurred in connection with the Sub-Adviser’s discretionary investment management services and the financial instruments held in a Fund’s UK Managed Assets.

e)

The Legal Entity Identifier (LEI) applicable to the JNL/JPMorgan Global Allocation Fund is: 5493006EPIXV8QL7UN39. The Adviser shall maintain the LEI and promptly notify the Sub- Adviser in the event the LEI becomes invalid, or if a different LEI becomes applicable to the JNL/JPMorgan Global Allocation Fund; and

f)

The Adviser acknowledges that conflicts of interest may arise in the course of the Sub-Adviser’s providing discretionary investment management services to the Fund. Further information on the Sub-Adviser’s potential conflicts of interest and its conflicts of interest policy may be found in the Sub-Adviser’s Form ADV and/or its Financial Conduct Authority Disclosure Document, each of which have been provided to the Adviser.

5. Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates and the Adviser acknowledges that the Sub-Adviser will effect securities and other transactions through brokers of its choosing. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. If the Sub-Adviser manages a portion of a Fund’s assets from its offices in the United Kingdom (“UK Managed Assets”), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions in assets the Sub-Adviser manages from its offices outside the United Kingdom (“Non-UK Managed Assets”) through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will

A-31

submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The Adviser hereby acknowledges receipt of the current best execution policy of the Sub-Adviser’s London branch and consents to the Sub-Adviser following such policy. In addition, the Adviser agrees that the Sub-Adviser may execute trades in markets that are not “regulated markets” as that term is defined in the European Union’s MFID II and may execute orders outside a trading venue.

A-32

Schedule A

Dated June 24, 2019

Funds
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

A-33

Schedule B

Dated June 24, 2019

(Compensation)

JNL/JPMorgan Global Allocation Fund

Average Daily Net Assets	Annual Rate*
$0 to $1.5 Billion	0.40%
$1.5 Billion to $3 Billion	0.38%
Amounts over $3 Billion	0.35%

* The annual rates stated above will be reduced by the Acquired Fund Fees and Expenses (“AFFE”) attributable to the JNL/JPMorgan Global Allocation Fund’s investment in funds managed by the Sub-Adviser (each an “Underlying Fund”). The AFFE for each Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each Underlying Fund.

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.30%
Amounts over $100 Million	0.25%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.35%**

** When net assets drop below $2 billion, the annual rate will be 0.38% for net assets over $1 billion.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%***
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

*** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

A-34

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 3. “Management”; and Section 12. “Duration and Termination” of the Agreement, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph i) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

i)	will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and Investment Objectives hereunder;

2)	Sub-paragraph k) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

k)	Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings as required by applicable law. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. With respect to the JNL/JPMorgan Global Allocation Fund, Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in that Fund prior to the date that Fund was added to this Agreement;

3)	Section 12. “Duration and Termination,” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees), each on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Sub-Adviser on sixty days’ written notice to the Trust and the Adviser.  This Agreement will immediately terminate in the event

A-35

of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands Vice President
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

A-36

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

[April 27, 2020 Amendment to be provided]

A-37

Exhibit B

Prospectus Comparison of the JNL/Franklin Templeton Mutual Shares Fund

and JNL/JPMorgan Growth & Income Fund

JNL/JPMorgan Growth & Income Fund

(formerly, the JNL/Franklin Templeton Mutual Shares Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is capital growth over the long-term and to earn income from dividends.~~capital appreciation, which may occasionally be short-term (which is capital appreciation return on an investment in less than 12 months), and secondarily, income.~~

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.49% ~~0.59%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.10%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.90% ~~1.00%~~

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.49% ~~0.59%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.60% ~~0.70%~~

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

B-1

The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/JPMorgan Growth & Income~~Franklin Templeton Mutual Shares~~ Fund Class A
1 year	3 years	5 years	10 years
$92 ~~$102~~	$287 ~~$318~~	$498 ~~$552~~	$1,108 ~~$1,225~~

JNL/JPMorgan Growth & Income~~Franklin Templeton Mutual Shares~~ Fund Class I
1 year	3 years	5 years	10 years
$61 ~~$72~~	$192 ~~$224~~	$335 ~~$390~~	$750 ~~$871~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
~~1/1/2018 - 12/31/2018~~	~~21~~	~~%~~
1/1/2019 - 12/31/2019	[___]	%*

Portfolio turnover for the period of January 1, 2019 to December 31, 2019 is from the prior sub-adviser, Franklin Mutual Advisers, LLC.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in common stocks. J.P. Morgan Investment Management, Inc. (“Sub-Adviser”) applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the MSCI USA Value Index (“Index”), which includes both large cap and mid cap companies. As of the reconstitution of the Index on December 31, 2019, the market capitalizations of the companies in the index ranged from $518.3 million to $553,803 billion.

The Fund may sell a security for several reasons, including a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.

While common stocks are the Fund’s primary investment, the Fund may also invest in real estate investment trusts (“REITs”) and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

~~Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that Franklin Mutual Advisers, LLC (“Sub-Adviser”) believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). To a lesser extent, the Fund also invests in merger arbitrage and the debt and equity of distressed companies.~~

~~The Fund may invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund may, from time to time, make significant investments in certain sectors, such as the financial services sector.~~

~~The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund generally invests the equity portion of its portfolio primarily to predominantly invest in companies with market capitalizations greater than $5 billion, with a portion in smaller companies, which are generally companies with market capitalizations less than $5 billion.~~

B-2

~~The Fund may invest in high yield, lower-rated debt securities (commonly referred to as “junk bonds”). Lower-rated securities generally pay higher yields that more highly rated securities to compensate investors for the higher risk.~~

~~The Fund regularly attempts to hedge (protect) against currency risks, largely using currency forward contracts and currency futures contracts (including currency index futures contracts) when, in the Sub-Adviser’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
•	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of mortgage-backed securities that may be held by the Fund. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.
•	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

B-3

•	Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs.
•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the sub-adviser investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
~~•~~	~~Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.~~
~~•~~	~~Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.~~
~~•~~	~~Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.~~
~~•~~	~~Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.~~
~~•~~	~~Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.~~
~~•~~	~~Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.~~
~~•~~	~~Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).~~
~~•~~	~~Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.~~
~~•~~	~~Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.~~
~~•~~	~~Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~
B-4

~~•~~	~~European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's intended withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. It remains unclear whether a negotiated withdrawal agreement can be reached. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.~~
~~•~~	~~Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.~~
~~•~~	~~Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.~~
~~•~~	~~Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Sub-Adviser’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Sub-Adviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.~~
~~•~~	~~Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, acquisitions, consolidations, liquidations, spin-offs, tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. Such special situations may involve so-called “distressed companies,” the debt obligations of which typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply.~~
~~•~~	~~High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.~~
~~•~~	~~Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.~~
B-5

~~•~~	~~Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.~~
~~•~~	~~Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.~~
~~•~~	~~Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.~~
~~•~~	~~Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.~~
~~•~~	~~Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.~~
~~•~~	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~
~~•~~	~~Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.~~

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to April 27, 2020 reflects the Fund’s results when managed by the former sub-adviser, Franklin Mutual Advisers, LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 27, 2020, the Fund will be combined with JNL/PPM America Value Equity Fund ("Acquired Fund"), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

Effective April 27, 2020, for consistency with the Fund's principal investment strategies, the MSCI USA Value Index (which had been the Fund’s secondary benchmark since June 24, 2019 under its former investment strategies) will become the Fund's primary benchmark. ~~Effective June 24, 2019, for consistency with the Fund's principal investment strategies, the Fund will add the MSCI USA Value Index as the Fund's secondary benchmark.~~

B-6

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 16.97%; Worst Quarter (ended 9/30/2011): -15.68%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2009): 16.88%; Worst Quarter (ended 9/30/2011): -15.69%

Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/JPMorgan Growth & Income~~Franklin Templeton Mutual Shares~~ Fund (Class A)	-9.03%	3.08%	9.06%
MSCI USA Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	-7.18%	6.62%	11.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.12%
~~MSCI USA Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)~~	~~-7.18 %~~	~~6.62 %~~	~~11.13 %~~

Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/JPMorgan Growth & Income~~Franklin Templeton Mutual Shares~~ Fund (Class I)	-8.76%	3.30%	9.30%
MSCI USA Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	-7.18%	6.62%	11.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.12%
~~MSCI USA Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)~~	~~-7.18 %~~	~~6.62 %~~	~~11.13 %~~

B-7

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
J.P. Morgan Investment Management Inc. ("JPMorgan")

~~Franklin Mutual Advisers, LLC~~

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Clare A. Hart	April 2020	Managing Director, JPMorgan
Andrew Brandon	April 2020	Managing Director, JPMorgan
David Silberman	April 2020	Managing Director, JPMorgan
~~Peter A. Langerman~~	~~2007~~	~~Chairman, President and Chief Executive Officer, Franklin Mutual Advisers, LLC~~
~~Deborah A. Turner, CFA~~	~~2007~~	~~Assistant Portfolio Manager, Franklin Mutual Advisers, LLC~~
~~F. David Segal, CFA~~	~~2007~~	~~Portfolio Manager, Franklin Mutual Advisers, LLC~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

B-8

JNL/JPMorgan Growth & Income Fund

(formerly, the JNL/Franklin Templeton Mutual Shares Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is capital growth over the long-term and to earn income from dividends.~~capital appreciation, which may occasionally be short-term (which is capital appreciation return on an investment in less than 12 months), and secondarily, income.~~

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in common stocks. J.P. Morgan Investment Management, Inc. (“Sub-Adviser”) applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the MSCI USA Value Index (“Index”), which includes both large cap and mid cap companies. As of the reconstitution of the Index on December 31, 2019, the market capitalizations of the companies in the index ranged from $518.3 million to $553,803 billion.

The Fund may sell a security for several reasons, including a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.

The Fund emphasizes companies which it believes are leaders within their sectors. The Fund will also emphasize companies it believes have attractive valuations and low price-to-cash flows ratios. Some but not all of the companies may regularly pay dividends.

The Sub-Adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. The Sub-Adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

While common stocks are the Fund’s primary investment, the Fund may also invest in real estate investment trusts (“REITs”) and depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

~~Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:~~

~~•~~	~~Undervalued Securities - Securities trading at a discount to intrinsic value.~~

~~And, to a lesser extent, the Fund also invests in:~~

~~•~~	~~Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Sub-Advisor believes are cheap relative to an economically equivalent security of another or the same company; and~~
~~•~~	~~Securities of Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.~~

~~An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.~~

~~In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund generally invests the equity portion of its portfolio primarily to predominantly invest in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion in smaller companies, which are generally companies with market capitalizations less than $5 billion.~~

B-9

~~The Fund may invest in high yield, lower-rated debt securities (commonly referred to as “junk bonds”). Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk.~~

~~While the Fund generally purchases securities for investment purposes, the Sub-Adviser may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.~~

~~The Fund may invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund may, from time to time, make significant investments in certain sectors, such as the financial services sector.~~

~~The Fund’s investments in distressed companies typically involve the purchase of bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.~~

~~The Fund may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the Sub-Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.~~

~~For purposes of pursuing its investment goal, the Fund regularly enters into currency related transactions involving certain derivative instruments, including currency forward contracts, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including put and call options on equity securities and swap agreements (which may include total return and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers. The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the Sub-Adviser believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.~~

~~A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market.~~

~~A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.~~

~~Swap agreements, such as total return swaps and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation.~~

B-10

~~A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.~~

~~The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.~~

~~The Sub-Adviser employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the Sub-Adviser focuses on the market price of a company’s securities relative to the Sub-Adviser’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The Sub-Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Market risk
•	Investment style risk
•	Large-capitalization investing risk
•	Mid-capitalization investing risk
•	Derivatives risk
•	Foreign securities risk
•	Real estate investment risk
•	Liquidity risk
•	Redemption risk
•	Managed portfolio risk
~~•~~	~~Market risk~~
~~•~~	~~Stock risk~~
~~•~~	~~Equity securities risk~~
~~•~~	~~Small-capitalization investing risk~~
~~•~~	~~Mid-capitalization investing risk~~
~~•~~	~~Large-capitalization investing risk~~
~~•~~	~~Investment style risk~~
~~•~~	~~Sector risk~~
~~•~~	~~Foreign securities risk~~
~~•~~	~~Foreign regulatory risk~~
~~•~~	~~European investment risk~~
~~•~~	~~Company risk~~
~~•~~	~~Derivatives risk~~
~~•~~	~~Hedging instruments risk~~
~~•~~	~~Event driven and special situations risk~~
~~•~~	~~High-yield bonds, lower-rated bonds, and unrated securities risk~~
~~•~~	~~Credit risk~~
~~•~~	~~Issuer risk~~

B-11

~~•~~	~~Managed portfolio risk~~
~~•~~	~~Investment strategy risk~~
~~•~~	~~Accounting risk~~
~~•~~	~~Convertible securities risk~~
~~•~~	~~Financial services risk~~
~~•~~	~~Volatility risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is J.P. Morgan Investment Management Inc. (“JPMorgan”), with principal offices at 383 Madison Avenue, New York, NY 10179. JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2019, JPMorgan and its affiliates had approximately $1.975 trillion in assets under management.

Clare A. Hart, Managing Director, is a portfolio manager in JPMorgan’s U.S. Equity Group. An employee since 1999, Ms. Hart is the lead portfolio manager of the JPMorgan Equity Income Fund and the JPMorgan Growth & Income Fund. Prior to joining the team, Ms. Hart was with Salomon Smith Barney’s equity research division as a research associate covering Real Estate Investment Trusts. Ms. Hart began her career at Arthur Andersen, working as a public accountant. Ms. Hart holds a B.A. in political science from the University of Chicago, an M.S.A. from DePaul University and a C.P.A. granted by the State of Illinois.

Andrew Brandon, Managing Director, is a portfolio manager in JPMorgan’s U.S. Equity Group. An employee since 2000, Mr. Brandon joined the investment team in 2012 as an investment analyst on the JPMorgan Equity Income and Growth and Income Funds. Prior to joining the team, Mr. Brandon was a member of JPMorgan’s US equity research team covering the financial industry. Mr. Brandon has also worked in the JPMorgan Private Bank supporting portfolio managers of both the U.S. large cap core equity product, and the U.S. large cap value product. Mr. Brandon obtained a B.A. in economics from the University of Virginia, and an M.B.A. from the University of Florida. He is a CFA charterholder.

David Silberman, Managing Director, is a portfolio manager on the JPMorgan Equity Income and the JPMorgan Growth & Income Funds within the U.S. Equity Group. An employee since 1989, Mr. Silberman assumed his current role in 2019. Prior to his current role, Mr. Silberman was the Head of the Equity Investment Director and Corporate Governance teams globally and the lead U.S. Equity Investment Director since 2008. Previously, Mr. Silberman was a portfolio manager in JPMorgan’s U.S. Equity Group where he managed equity portfolios for private clients, endowments and foundations. He has also worked in JPMorgan’s Emerging Markets Derivatives Group and attended the J.P. Morgan training program. Mr. Silberman holds a B.A. in economics and political science from the State University of New York at Binghamton and an M.B.A. from the Stern School of Business at New York University.

~~The Sub-Adviser to the Fund is Franklin Mutual Advisers, LLC (“Franklin Mutual”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $649.9 billion in assets as of December 31, 2018.~~

~~The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.~~

~~Peter A. Langerman (Chairman, President and Chief Executive Officer of Franklin Mutual) is co-portfolio manager of the Fund. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1986, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master’s degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.~~

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~~Deborah A. Turner, CFA (Assistant Portfolio Manager and Research Analyst of Franklin Mutual) is co-portfolio manager of the Fund. Ms. Turner has research responsibilities for consumer industries in North America and Europe, including food, beverage, tobacco, retail, gaming, lodging, leisure and restaurants. Prior to joining Franklin Mutual Series in 1993, she was an associate analyst for Fred Alger Management. Ms. Turner earned a B.A. in economics from Vassar College and is a Chartered Financial Analyst (CFA) charterholder.~~

~~F. David Segal, CFA (Portfolio Manager and Research Analyst of Franklin Mutual) is co-portfolio manager of the Fund. He has global research responsibilities for the autos and auto parts, paper and forest products, defense and metals and mining industries, as well as special situations. Prior to joining Franklin Mutual Series in 2002, Mr. Segal was an associate director in the structured finance group at MetLife. He began his career trading interest rate options at the Chicago Mercantile Exchange. He has 25 years of experience in the financial services industry. Mr. Segal earned a B.A. from the University of Michigan, Ann Arbor, and an M.B.A. from New York University's Stern School of Business and is a Chartered Financial Analyst (CFA) charterholder. He is also a member of the New York Society of Security Analysts.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2019~~2018~~.

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